UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2019

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
190 Carondelet Plaza, Suite 1530 Clayton, MO (Address of principal executive offices)		63105 (Zip Code)
(314) 480-1400 (Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2019, Olin Corporation (Registrant) issued a press release in which Registrant announced the promotion of James E. Varilek, 60, Executive Vice President and President, Chlor Alkali Vinyls and Services, to Executive Vice President and Chief Operating Officer of Registrant, effective April 1, 2019.

Mr. Varilek has served as Executive Vice President and President, Chlor Alkali Vinyls and Services since October 5, 2015, when he joined Registrant in connection with Registrant’s acquisition of The Dow Chemical Company’s, now known as DowDupont Inc. (Dow), U.S. chlor alkali and vinyl, global chlorinated organics and global epoxy business. Mr. Varilek’s career began at Dow in 1982 and from February 2006 to November 2008, he was Vice President of Global Supply Chain; from November 2008 to December 2010, he was Vice President for Business Services, Advanced Materials Division; from December 2010 to November 2013, he was Business Vice President for the Dow Services Business, adding Vice President for Procurement in July 2013; in November 2013, Mr. Varilek was named President of Dow’s U.S. Chlor Alkali & Vinyl Business and in March 2015, he assumed additional responsibilities as Chief Operating Officer of Dow Chlorine Products.

In connection with his promotion to Executive Vice President and Chief Operating Officer, Mr. Varilek’s salary will be increased to $625,000. In addition, Mr. Varilek will receive 5,000 shares of restricted stock vesting on April 1, 2022.

Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of Registrant’s press release, dated March 15, 2019, announcing Mr. Varilek’s promotion.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
99.1	Press Release announcing appointment of Chief Operating Officer, dated March 15, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Eric A. Blanchard
	Name:	Eric A. Blanchard
	Title:	Vice President, General Counsel and Secretary

Date: March 15, 2019